===============================================================================


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                April 28, 1998


                        IMC Home Equity Loan Trust 1998-1
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                  333-31197-04             Being Applied For
----------------------------        ---------------          ------------------
(State or Other Jurisdiction       (Commission File           (I.R.S. Employer
    of Incorporation)                   Number)              Identification No.)



        c/o The Chase Manhattan Bank, as Trustee
   450 West 33rd Street, 15th Floor New York, New York                  10001
   ---------------------------------------------------                ----------
        (Address of Principal Executive Offices)                      (Zip Code)


                                 (212) 946-8600
               --------------------------------------------------
              (Registrant's telephone number, including area code)


                                    No Change
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


===============================================================================

Item 2.   Acquisition or Disposition of Assets

          On April 28, 1998, IMC Home Equity Loan Trust 1998-1 (the "Trust") acquired $99,717,157.87 of Subsequent Home Equity Loans pursuant to the terms of the Pooling and Servicing Agreement dated as of March 1, 1998, among IMC Securities, Inc. (the "Depositor"), as Depositor, IMC Mortgage Company (the "Seller"), as Seller and Servicer, and The Chase Manhattan Bank, as Trustee and the Subsequent Transfer Agreement, dated April 28, 1998, among the Depositor, the Seller, and the Trust, as purchaser. The Subsequent Home Equity Loans possess the characteristics required by the Prospectus dated August 18, 1997 and the Prospectus Supplement dated February 27, 1998, filed pursuant to Rule 424(b)(5) of the Act on March 10, 1998. The Schedule of Subsequent Home Equity Loans is attached to the Subsequent Transfer Agreement.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

                   (a)      Not applicable

                   (b)      Not applicable

                   (c)      Exhibits:

                            10.1 Subsequent Transfer Agreement dated as of April 28, 1998 among IMC Securities, Inc., as Depositor, IMC Mortgage Company, as Seller and IMC Home Equity Loan Trust 1998-1 as Purchaser.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     IMC HOME EQUITY LOAN TRUST 1998-1

                                     By:    IMC SECURITIES, INC., as Depositor

                                     By:    /s/ Thomas G. Middleton
                                            --------------------------
                                            Name:  Thomas G. Middleton
                                            Title: President and Chief
                                                   Operating Officer

May 4, 1998

                                  EXHIBIT INDEX


Exhibit No.       Description                                          Page No.
-----------       -----------                                          --------
10.1              Subsequent Transfer Agreement dated as of
                  April 28, 1998 among IMC Securities, Inc., as Depositor, IMC Mortgage Company, as Seller and IMC Home Equity Loan Trust 1998-1 as Purchaser.